                                                                    Exhibit (24)

                       MERCANTILE BANKSHARES CORPORATION
                               POWER OF ATTORNEY

                                                                    Exhibit (24)

                       MERCANTILE BANKSHARES CORPORATION
                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that the undersigned Directors of MERCANTILE BANKSHARES CORPORATION, a Maryland Corporation, hereby constitute and appoint H. FURLONG BALDWIN and ALAN D. YARBRO, or either of them acting alone, the true and lawful agents and attorneys in fact of the undersigned in each case with full power and authority in either of said agents and attorneys in fact, to sign for the undersigned and in their respective names as Directors of the Corporation the Annual Report of the Corporation to the Securities and Exchange Commission for the year 1999, on Form 10-K, filed under the Securities Exchange Act of 1934, as amended, and any amendment or amendments to such Form 10-K hereby ratifying and confirming all acts taken by such agents and attorneys in fact, or either of them, as herein authorized.

Date:     March 14, 2000

/s/ George L. Bunting, Jr.         Director   /s/ Mary Junck               Director
-------------------------------               ---------------------------
George L. Bunting, Jr.                        Mary Junck

/s/ Christian H. Poindexter        Director   /s/ Robert A. Kinsley        Director
-------------------------------               ---------------------------
Christian H. Poindexter                       Robert A. Kinsley

/s/ Freeman A. Hrabowski, III      Director   /s/ Thomas M. Bancroft, Jr.   Director
-------------------------------               ---------------------------
Freeman A. Hrabowski, III                     Thomas M. Bancroft, Jr.

/s/ Darrell D. Friedman            Director   /s/ William J. McCarthy      Director
-------------------------------               ---------------------------
Darrell D. Friedman                           William J. McCarthy

/s/ Morton B. Plant                Director                                Director
-------------------------------               ---------------------------
Morton B. Plant

/s/ William R. Brody               Director                                Director
-------------------------------               ---------------------------
William R. Brody

/s/ Donald J. Shepard              Director                                Director
-------------------------------               ---------------------------
Donald J. Shepard